UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2006

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

EARNINGS PER COMMON SHARE GUIDANCE

In anticipation of meetings with members of the investment community, MDU Resources Group, Inc. (the “Company”) has reaffirmed, as of August 18, 2006, its prior guidance, set forth in the Company’s June 30, 2006 Quarterly Report on Form 10-Q (Form 10-Q) filed on August 4, 2006, that earnings per common share for 2006, diluted, are projected in the range of $1.47 to $1.60.

The reaffirmation of earnings per share is based on the key strategies, projections and assumptions set forth in the Form 10-Q under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Prospective Information,” with respect to which there have been no material changes since the filing of the Form 10-Q, and which are incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

The foregoing earnings per share guidance for 2006 constitutes a forward-looking statement on behalf of the Company, within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, actual results may differ materially. For a discussion of the important factors that could cause actual results to differ, reference is made to Item 1A - Risk Factors in the Form 10-Q as well as Item 1A - Risk Factors in the Company’s December 31, 2005 Annual Report on Form 10-K, both of which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date August 18, 2006	By /s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Accounting Officer